SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): October 8, 1999
                                                 ----------------

                                   CBCOM, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     0-26421
                             ----------------------
                            (Commission File Number)

                                   95-4635025
                        ------------------------------
                       (IRS Employer Identification No.)

        16830 Ventura Boulevard, Suite 211,  Encino, California   91436
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      (Address of  principal  executive offices)                  (Zip Code)

                                 (818) 461-0800
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              (Registrant's telephone number, including area code)


                                     N/A
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          (Former name or former address, if changed since last report)


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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 8, 1999, pursuant to consent of the Board of Directors, the Company approved the engagement of BDO International as its independent auditors for the fiscal years ending December 31, 1998 and 1999, and in the subsequent interim period to replace Weinberg & Company, P.A., who were dismissed as of that date. The full Board of Directors approved the change in auditors on the same date.

The report of Weinberg & Company, P.A., on the Company's financial statements for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion and was not qualified (except that of a going concern) or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements from inception to June 7, 1999, and any subsequent interim period preceding the date of change, there were no disagreements with Weinberg & Co., P.A., on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Weinberg & Co., P.A., would have caused Weinberg & Co., P.A., to make reference to the matter in their report.

The Company has requested Weinberg & Co., P.A., to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 25, 2000, is filed as Exhibit 1 to this Form 8-K, as required by Item 304 (a) (3) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

         None

    (b) Pro Forma Financial Information

         None

    (c) Exhibits

         16.1 Letter re change in Certifying Accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CBCom, Inc.


Date: September 25, 2000                   By: /s/ Charles A. Lesser
                                               ---------------------------------
                                               Charles A. Lesser
                                               Chief Financial Officer
                                               (Signature)





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INDEX TO EXHIBITS

   Exhibit No.                             Description
   -----------                             -----------

     16.1                        Letter re change in Certifying Accountant